APPLIED DIGITAL

TENANT ANNOUNCEMENT

Ellendale Campus, Lease Overview

JUNE 2025

250 MW OF CONTRACTED CAPACITY

This Presentation Has Been Designed To Provide General Information About Applied Digital Corporation ("Applied Digital" Or The "Company"). Any Information Contained Or Referenced Herein Is Suitable Only As An Introduction To The Company.

Forward-Looking Statements

This presentation contains "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 regarding, among other things, future operating and financial performance, product development, market position, business strategy and objectives and future financing plans. These statements use words, and variations of words, such as "will," "continue," "build," "future," "increase," "drive," "believe," "look," "ahead," "confident," "deliver," "outlook," "expect," "project" and "predict." Other examples of forward-looking statements may include, but are not limited to, (i) statements that reflect perspectives and expectations regarding the Datacenter Leases and Ellendale Campus development, (ii) statements about the high performance compute industry, (iii) statements of Company plans and objectives, including our evolving business model, or estimates or predictions of actions by suppliers, (iv) statements of future economic performance, (v) statements of assumptions underlying other statements and statements about the Company or its business and (vi) the Company's plans to obtain future project financing. You are cautioned not to rely on these forward-looking statements. These statements are based on current expectations of future events and thus are inherently subject to uncertainty. If underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the Company's expectations and projections. These risks, uncertainties, and other factors include: our ability to complete construction of the Ellendale Campus; changes to artificial intelligence and high performing compute infrastructure needs and their impact on future plans; costs related to high performing compute operations and strategy; our ability to timely deliver any services required in connection with completion of installation under the Datacenter Leases; our ability to raise additional capital to fund the ongoing data center construction and operations; our ability to obtain financing of the Datacenter Leases on acceptable financing terms, or at all; our dependence on principal customers, including our ability to execute and perform our obligations under our leases with key customers, including without limitation, the Datacenter Leases; our ability to timely and successfully build new hosting facilities with the appropriate contractual margins and efficiencies; power or other supply disruptions and equipment failures; the inability to comply with regulations, developments and changes in regulations; cash flow and access to capital; availability of financing to continue to grow our business; decline in demand for our products and services; maintenance of third party relationships; and conditions in the debt and equity capital markets. Information in this presentation is as of the dates and time periods indicated herein, and the Company does not undertake to update any of the information contained in these materials, except as required by law.

Market and Industry Data

This presentation includes information concerning economic conditions, the Company's industry, the Company's markets and the Company's competitive position that is based on a variety of sources, including information from independent industry analysts and publications, as well as Applied Digital's own estimates and research. Applied Digital's estimates are derived from publicly available information released by third party sources, as well as data from its internal research, and are based on such data and the Company's knowledge of its industry, which the Company believes to be reasonable. Any independent industry publications used in this presentation were not prepared on the Company's behalf. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this presentation. An investment in the Company entails a high degree of risk and no assurance can be given that the Company's objective will be achieved or that investors will receive a return on their investment. Recipients of this presentation should make their own investigations and evaluations of any information referenced herein.

This presentation is available on Applied Digital Corporation's website at www.applieddigital.com/news-events/presentations.

LEASE UPDATE

Applied Digital enters into lease agreements with CoreWeave for 250 MW[(1)], with a tenant option for the remaining 150 MW of capacity to expand its high-performance computing (HPC) business, with additional optionality for future expansion


CoreWeave
APPLIED DIGITAL
AI GENERATED IMAGE OF BUILDING 1

(1) Power contracted reflects critical IT load capacity

AI APPLIED AT SCALE

DATA CENTER BLOCK – *ELN02*

LOCATION	Ellendale, North Dakota
CRITICAL IT CAPACITY	100 MW
PEAK RACK LOAD	High Density Rack Loads
COOLING MEDIUM	Direct-to-Chip Closed-Loop Liquid Cooling + Air Cooling
DESIGN PUE	1.15 Annual Average
SCALABILITY	Designed For AI At Scale



AI APPLIED AT SCALE

DATA CENTER BLOCK – *ELN03*

LOCATION	Ellendale, North Dakota
CRITICAL IT CAPACITY	150 MW
PEAK RACK LOAD	High Density Rack Loads
COOLING MEDIUM	Direct-to-Chip Closed-Loop Liquid Cooling + Air Cooling
DESIGN PUE	1.15 Annual Average
SCALABILITY	Designed For AI At Scale



TRANSACTION SUMMARY(2)

250 MW
Contracted Critical IT Load

4Q25-2H26
Expected Delivery Dates (3)

~15 Year Base Term
With Three 5-Year Options

~$7B
Contracted Revenue for 250 MW Base Term(4)

88% +/- 3%
Expected Site NOI Margins (5)

$11M-$13M
Anticipated CapEx Per MW

CoreWeave Holds An Option For A Third 150 MW Data Center

Anticipated To Be Ready For Service In Calendar Q127

(2) Transaction summary data reflects the combined results of two separate lease agreements
(3) Presented on a calendar-year basis
(4) Contracted revenue figures exclude any amounts attributable to pass-through power
(5) See Appendix on Management Statements on Non-GAAP Measures

CONTRACT OVERVIEW

- **7 Billion** in aggregate rental revenue from buildings under executed contracts
  - Three consecutive **5-year Renewal Options** available across the portfolio
- Price is set upfront, including an annual escalator regardless of actual project costs
- The warrant structure creates greater alignment between companies

APPLIED DIGITAL

Corporate HQ
Applied Digital Corporation
3811 Turtle Creek Blvd.
Suite 2100
Dallas, TX 75219

Find out more about us at
www.applieddigital.com

For inquiries, contact
info@appliddigital.com

Investor Relations Contacts

Matt Glover and Ralf Esper
Gateway Group, Inc.
(949) 574-3860
APLD@gateway-grp.com

Appendix

Management Statements on Non-GAAP Measures

This Investor Non-GAAP Financial Measures

This Investor Presentation contains the following financial measures: Net Operating Income (NOI) and NOI Margin, each of which is not calculated in accordance with U.S. Generally Accepted Accounting Principles ("GAAP"). Presentations of these non-GAAP financial measures are intended to aid investors in better understanding the factors and trends affecting the Company's performance and liquidity. However, investors should not consider these non-GAAP financial measures as a substitute for financial measures determined in accordance with GAAP, including net income (loss), income (loss) from operations, net cash provided by (used in) operating activities, or revenue. The Company cannot reconcile its expected site NOI and NOI Margin without unreasonable effort because certain items that impact net operating income and other reconciling metrics are out of the Company's control and/or cannot be reasonably predicted at this time

Net Operating Income (NOI) and NOI Margin are non-GAAP financial measures that the Company defines as follows:

NOI represents rental revenue less rental property operating expenses, property taxes and insurance expenses (as reflected in the statement of operations).NOI Margin is calculated by dividing NOI by aggregate rental revenue.

NOI is commonly used by stockholders, a company's management and industry analysts as a measurement of operating performance of the company's rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of the Company's data centers that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of the Company's data centers, all of which have real economic effect and could materially impact the Company's results of operations, the utility of NOI and NOI Margin as measures of the Company's performance is limited. Other companies, including REITs, may calculate NOI and NOI Margin differently than we do and, accordingly, our NOI and NOI Margin may not be comparable to these companies' NOI and NOI Margin. NOI and NOI Margin should be considered only as supplemental to financial measures such as net income, computed in accordance with GAAP, as measures of Company's performance.